Smith Barney Citigroup Entertainment, Media & Telecom Conference January 11, 2005

Safe Harbor This presentation contains non-GAAP measures relating to the company's performance. You can find the reconciliation of those measures to GAAP measures in the Appendix of this presentation. In addition, the following presentation contains forward-looking statements, based on management's current views and expectations, estimates and projections about the industry, beliefs and certain assumptions made by management, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning matters that are not historical facts or that necessarily depend upon future events. Our actual financial results could differ materially from those represented in this presentation. Factors that could cause or contribute such differences include, but are not limited to, decreases or delays in advertising spending, market acceptance of new products, ongoing litigation and legal costs, the company's ability to deal with the increasingly competitive online real estate environment, and the company's ability to realize timely and positive returns on investments being made in the business. More information about potential factors which could affect Homestore's business and financial results is included in Homestore's Annual Report on Form 10-K for the year ended December 31, 2003 and quarterly reports on Form 10-Q. All forward-looking statements are based on information available to Homestore on the date hereof, and Homestore assumes no obligation to update such statements. All forward-looking statements are qualified by these cautionary statements.

Connecting potential and recent movers with advertisers. Homestore's Business

$9.0 billion Real Estate Professionals REALTORs Home Builders Apartment Owners Other Categories Local merchants Home furnishing / improvement Consumer products / services Consumer finance $11+ billion $20+ billion 18 Million Moving Households Large Market Opportunity Sources: NAR, REAL Trends, US Census Bureau, SEC Filings, National Apartment Association, Boston Consulting Group, internal analysis

US Advertising Spend $245 billion Source: 2003 Domestic Advertising Spending Totals, AdAge Special Report, June 28, 2004 Large Market Opportunity Move-Related Ad Spend Estimated $20 billion Internet Share 3% 5% 10% $600 million $1 billion $2 billion 3%

Source: The 2002, 2003 and 2004 NAR Profile of Home Buyers and Sellers. Use of Internet at some point in the home search process. Movers are Already Online

Online Media REALTOR.com(r) RENTNET(r) HomeBuilder.com(tm) Retail Advertising Q3 '04 $54.8m 68% 8% Software TOP PRODUCER(r) Offline Media (Print) Welcome Wagon(r) Homestore(r) Plans & Publications 24% Note: Software segment result does not include WyldFyre or Computers For Tracts (CFT) Revenue by Reporting Segment

Online Media REALTOR.com(r) RENTNET(r) HomeBuilder.com(tm) Retail Advertising Q3 '04 $54.8m 68% 8% Software TOP PRODUCER(r) Offline Media (Print) Welcome Wagon(r) Homestore(r) Plans & Publications 24% Revenue by Reporting Segment Revenue related to real estate agents and brokers Note: Software segment result does not include WyldFyre or Computers For Tracts (CFT)

Time Period: Q3 2004, results do not include WyldFyre or CFT 31% 69% Variable Contracts Display Advertising Consumer Home Plans Custom Web Sites Annual Subscription Classified listings Top Producer Templated Web Sites Welcome Wagon Recurring Revenue Base

Investments driving improving financial results Increased overall corporate revenue Improved overall corporate profitability Increased cash levels Substantially resolved significant corporate legacy issues Turnaround Results to Date

2002-2004 REALTOR.com Top Producer Retail Advertising Current Welcome Wagon RENTNET HomeBuilder.com Infrastructure Corporate Legacy Issues - $100 million Staged Investment Program

REALTOR.com Top Producer Retail Advertising Investment Program: Results to Date Year/Year Revenue Growth

Year/Year Revenue Growth Q1 '04 Q2 '04 Q3 '04 Q4 '03 Improving Revenue Trends Note: Software segment result does not include WyldFyre or CFT

EBITDA* ($ millions) Note: Results reflect the sale of WyldFyre and CFT * Operating income (loss) excluding restructuring, impairment and certain other non-cash expenses, principally stock-based charges, depreciation and amortization. See reconciliation of EBITDA to GAAP results in the Appendix to this presentation. **Q3 '04 reflects the exclusion of two non-operating related expenses from our reported EBITDA result. Please see reconciliation in Appendix. Q1 '04 Q2 '04 Q3 '04 Q4 '03 ** Improving Profitability

Cash + Short Term Investments Q1 '04 Q2 '04 Q3 '04 Q4 '03 Q4 '04 estimated Improving Cash Levels

Welcome Wagon Developing new products and sales strategies to reach larger audience of movers HomeBuilder/RENTNET Added dedicated, senior leadership Expanding vertical sales teams Relaunching with improved marketing Local Market Focus Testing geographic-based leadership to better compete with local players Infrastructure Completing 2nd phase of billing / customer service applications Planning data center relocation and technology refresh Investments: Current Projects

Timing and level of return on investments Overhang of CALSTRS settlement Future legal costs Risks and Issues

Large market opportunity Content leader Number one in consumer traffic Compelling financial opportunity 20%+ Revenue growth target 20%+ EBITDA margins target Why Care about HOMS?

Q4 2003 Q1 2004 Q2 2004 Q3 2004 Loss from operations $ (11.8) $ (4.5) $ (4.0) $ (7.5) Plus: Stock-based charges 0.1 0.4 0.1 0.1 Amortization of intangible assets 2.5 2.3 2.1 1.9 Depreciation 2.5 2.4 1.9 1.9 Litigation settlement - - 2.2 - Restructuring charge 4.1 0.3 - - Impairment of long-lived assets 1.8 - - - EBITDA* $ (0.8) $ 0.8 $ 2.3 $ (3.6) Plus: Accrual for potential legal cost** 7.2 Department of Labor settlement*** 1.4 Adjusted EBITDA $ 5.0 Note: All results reflect the sale of WyldFyre and CFT * Operating income (loss) excluding restructuring, impairment and certain other non-cash expenses, principally stock-based charges, depreciation and amortization. ** Accrual related to the potential liability for advancement of legal costs to the Company's former officers. ***Settlement related to the reclassification of certain sales employees relative to "non-exempt" status and the payment of past overtime wages under that classification. ($ millions) Appendix - EBITDA Reconciliation